UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2018

Hamilton Lane Incorporated
(Exact Name of Registrant as specified in its charter)

Delaware	001-38021	26-2482738
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Presidential Blvd., 4th Floor Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 934-2222

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Hamilton Lane Incorporated (the “Company”), the stockholders of the Company approved the Company’s Employee Share Purchase Plan (the “ESPP”). The ESPP had previously been approved by the Company’s Board of Directors, subject to stockholder approval. It will become effective as of January 1, 2019.
The ESPP is described in Proposal 2 in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on July 27, 2018 (the “2018 Proxy Statement”). The full text of the ESPP is set forth as Appendix A to the 2018 Proxy Statement, which is incorporated by reference herein as Exhibit 10.1 to this Current Report on Form 8-K.
Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 6, 2018, the Company held its Annual Meeting for the purposes of (i) electing the Class II directors named in the Company’s 2018 Proxy Statement, (ii) approving the adoption of the ESPP and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019. As of the record date of July 16, 2018, there were 23,126,197 shares of our Class A common stock (each entitled to one vote per share) and 25,601,056 shares of our Class B common stock (each entitled to 10 votes per share) outstanding. The Class A common stock and Class B common stock vote as a single class on all matters. Of the total 279,136,757 votes eligible to be cast at the Annual Meeting, shares entitled to cast 253,232,067 votes were represented. The results of the stockholder vote are set forth below.
Proposal 1 — Election of Class II Directors
The Company’s stockholders elected both Class II nominees for director as named in the 2018 Proxy Statement, each to serve a three-year term until our 2021 annual meeting of stockholders and until a successor is duly elected and qualified or until his or her earlier death, resignation or removal. Information as to the vote on each director who stood for re-election is provided below.

Name	Votes For	Votes Withheld	Broker Non-Votes
Erik R. Hirsch	240,807,806	8,654,734	3,769,527
Leslie F. Varon	242,874,104	6,588,436	3,769,527
Proposal 2 — Approval of the Hamilton Lane Incorporated Employee Share Purchase Plan
The Company’s stockholders approved the ESPP, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
249,421,477	39,387	1,675	3,769,528
Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending March 31, 2019
The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019, as set forth below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
253,164,627	63,572	3,868	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Incorporated By Reference
Exhibit No.	Description of Exhibit	Form	Exhibit	Filing Date	File No.
10.1	Hamilton Lane Incorporated Employee Share Purchase Plan	DEF 14A	Appendix A	7/27/18	001-38021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMILTON LANE INCORPORATED

Date: September 6, 2018

	By:	/s/ Lydia A. Gavalis
		Name:	Lydia A. Gavalis
		Title:	General Counsel and Secretary